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                                                       Deutsche Asset Management
Morgan Grenfell Investment Trust

Fixed Income Fund                           Municipal Bond Fund
Short-Term Income Fund                      Total Return Bond Fund
Short-Term Municipal                        Smaller Companies Fund

Supplement dated June 22, 2001 to Statement of Additional Information dated February 28, 2001.

The Statement of Additional Information is supplemented to reflect the termination of Smaller Companies Fund on May 31, 2001. The Board of Trustees and the shareholders of the Fund approved a tax-free transfer of substantially all of the assets of Smaller Companies Fund to Small Cap Fund, an affiliate. All references to the Smaller Companies Fund no longer apply.

Shareholders interested in the Small Cap Fund can obtain information by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

              Please Retain This Supplement for Future Reference




SUPPDOMSAI (06/01)

                                                  A Member of the
                                                  Deutsche Bank Group [/]